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                           OPLINK COMMUNICATIONS, INC.
                                1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

     Oplink Communications, Inc. (the "Company") hereby grants an option to purchase Shares of its Common Stock to the optionee named below on the terms and conditions set forth in this cover sheet, the Company's 1998 Stock Plan, and Exhibit A attached hereto (together, the "Stock Option Agreement"):

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
     GRANT NUMBER:                     98-492

     DATE OF GRANT:                    5/10/00

     VESTING COMMENCEMENT DATE:        4/24/00

     EXERCISE PRICE PER SHARE:         $5.00

     TOTAL NUMBER OF SHARES GRANTED:   350,000.00

     TYPE OF OPTION:                    X   INCENTIVE STOCK OPTION
                                       ---
                                            NONQUALIFIED STOCK OPTION
                                       ---
     EXPIRATION DATE:                  MAY 10, 2010

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EXERCISE SCHEDULE:

     The option granted hereunder may be exercised, in whole or in part, based on the vesting schedule as set forth below.

     Twenty-five percent (25%) of the shares subject to the option shall vest in the holder thereof on the one year anniversary of the Vesting Commencement Date and an additional one-forty-eighth (1/48) of the shares subject to the option shall vest in the holder thereof at the end of each full month thereafter; PROVIDED, HOWEVER, that in the event of change of control at the Company, and only in such event, the aforesaid vesting schedule shall accelerate at such a rate that a maximum of one-fourth (1/4) of the shares subject to the option shall be allowed to vest immediately..

     BY SIGNING THIS COVER SHEET, YOU AGREE THAT THIS STOCK OPTION AGREEMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF THIS COVER SHEET, THE 1998 STOCK PLAN AND EXHIBIT A, WHICH IS ATTACHED HERETO AND MADE A PART OF THIS DOCUMENT.

OPTIONEE:                                 Oplink Communications, Inc.
                                          a California corporation

/s/ Bruce D. Horn                         By /s/ Joe Liu
-----------------------------               --------------------------------
Bruce D. Horn                               Joe Liu, Chief Executive Officer